Exhibit E.
                                                                    ----------

                             JOINT FILING AGREEMENT

        The undersigned hereby agree that the Statement on Schedule 13D, dated January 28, 1997, (the "Schedule 13D"), with respect to the Common Stock, par value $0.0001 per share, of Alexion Pharmaceuticals, Inc. is, and any amendments thereto executed by each of us shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities and Exchange Act of 1934, as amended, and that this Agreement shall be included as an Exhibit to the Schedule 13D and each such amendment. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 28th day of January, 1997.



SAMUEL D. ISALY                         VIREN MEHTA



/s/  Samuel D. Isaly                    /s/  Viren Mehta
--------------------------              --------------------------



PHARMA/wHEALTH                          M and I INVESTORS, INC.


By: /s/  Mirko von Restorf              By: /s/  Samuel D. Isaly
--------------------------                ------------------------
Name:  Mirko von Restorff               Name:  Samuel D. Isaly
Title:  Chairman                        Title:  President



CADUCEUS CAPITAL, L.P.                  CADUCEUS CAPITAL MANAGEMENT, INC.


By: /s/  Samuel D. Isaly                By: /s/  Samuel D. Isaly
--------------------------                 -----------------------
Name:  Samuel D. Isaly                  Name:  Samuel D. Isaly
Title:                                  Title:  President

                                                                    Exhibit E.
                                                                    ----------


WORLDWIDE HEALTH                        MEHTA & ISALY ASSET
SCIENCES PORTFOLIO                      MANAGEMENT, INC.


By: /s/  Eric G. Woodbury               By: /s/  Samuel D. Isaly
--------------------------                 -----------------------
Name:  Eric G. Woodbury                 Name:  Samuel D. Isaly
Title:  Assistant Secretary             Title:  President